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                              POWER OF ATTORNEY

                       STRONG MUNICIPAL BOND FUND, INC.
                                 (Registrant)

        Each person whose signature appears below, constitutes and appoints John Dragisic, Thomas P. Lemke, Lawrence A. Totsky, Stephen J. Shenkenberg, and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      NAME                                  TITLE                        DATE
      ----                                  -----                        ----
                             President (Principal Executive
                             Officer and acting Principal
                             Financial and Accounting Officer)
/s/John Dragisic             and a Director                        December 27, 1996
__________________________
John Dragisic

/s/Richard S. Strong         Chairman of the Board and a Director  December 27, 1996
__________________________
Richard S. Strong

/s/Marvin E. Nevins          Director                              December 27, 1996
__________________________
Marvin E. Nevins

/s/Willie D. Davis           Director                              December 27, 1996
__________________________
Willie D. Davis

/s/William F. Vogt           Director                              December 27, 1996
__________________________
William F. Vogt

/s/ Stanley Kritzik          Director                              December 27, 1996
__________________________
Stanley Kritzik
